UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2001

JDS Uniphase Corporation

(Exact name of registrant as specified in its charter)

Commission file number 0-22874

Delaware (State or Other Jurisdiction of Incorporation or Organization)	94-2579683 (IRS Employer Identification Number)

210 Baypointe Parkway
San Jose, California 95134
(Address of principal executive offices including zip code)

(408) 434-1800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Table of Contents

Item 7. Exhibit.

Exhibit Number	Description

99.1	Press release dated September 19, 2001.

Item 9. Regulation FD Disclosure

On September 19, 2001, the Registrant issued a press release that is furnished as Exhibit 99.1 to this Report on Form 8-K and incorporated herein by reference.

Table of Contents

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JDS UNIPHASE CORPORATION

By: /s/ Michael C. Phillips

Michael C. Phillips
Senior Vice President, Business Development,
General Counsel

Dated: September 19, 2001

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated September 19, 2001.

2